ADVANCED SERIES TRUST

AST Franklin Templeton K2 Global Absolute Return Portfolio

Supplement dated January 27, 2016 to the

Currently Effective Prospectus and

Statement of Additional Information

This supplement should be read in conjunction with the currently effective Advanced Series Trust (AST) Prospectus and Statement of Additional Information (SAI) for AST Franklin Templeton K2 Global Absolute Return Portfolio (the Portfolio), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the AST Prospectus.

Effective February 1, 2016, Roger Bayston will replace Eric Takaha and become co-portfolio manager responsible for the day-to-day management of the Portfolio along with John Brooks Ritchey, Jr. and Norman J. Boersma.

To reflect this change, the Prospectus and SAI are hereby revised as follows, effective February 1, 2016:

        I.            All references to Eric Takaha are hereby removed.

II.	The following table hereby replaces the table in the section of the Prospectus entitled “Summary: AST Franklin Templeton K2 Global Absolute Return Portfolio-Management of the Portfolio”:
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	K2/D&S Management Co., L.L.C.	John Brooks Ritchey, Jr.	Senior Managing Director	April 2014
	Templeton Global Advisers Limited	Norman J. Boersma	Portfolio Manager	April 2014
	Franklin Advisers, Inc.	Roger Bayston	Portfolio Manager	February 2016
III.	The following hereby replaces the section of the Prospectus entitled “HOW THE TRUST IS MANAGED – Portfolio Managers – AST Franklin Templeton K2 Global Absolute Return Portfolio”:

AST Franklin Templeton K2 Global Absolute Return Portfolio

John Brooks Ritchey, Jr., Senior Managing Director and Head of Portfolio Construction at K2, is the lead portfolio manager and will have primary responsibility for managing the Portfolio. Norman J. Boersma is the portfolio manager of the Global Equity Strategy, Roger Bayston is the portfolio manager of the Income Strategy, John Brooks Ritchey, Jr. is the portfolio manager of the Hedge Fund Replication Strategy and the Risk Premia Strategy. Biographies for Messrs. Ritchey, Boersma, and Bayston are provided below.

John Brooks Ritchey, Jr. is a senior managing director and head of portfolio construction for K2 Advisors. He is also a senior vice president and director of investment solutions for the Franklin Templeton Solutions division. In this capacity he co-chairs the FT Solutions Global Investment Committee (GIC) and heads up the Portfolio Review & Investment Solution Management (PRISM) group. In these roles, he works with various teams to analyze market and macroeconomic conditions, determine tactical asset allocation tilts, and manage absolute return and risk overlay portfolios.

Mr. Ritchey began his investment career as a proprietary trader for the NYSE Specialist Firm of Conklin, Cahill &Co. Since 1987, Mr. Ritchey has successfully managed multi-asset mutual fund and hedge fund portfolios while located in New York and Paris, France during his employment with organizations including Steinhardt Partners, Citibank, Finch Asset Management, Paribas, AIG, and ING. Mr. Ritchey joined K2 Advisors in 2005.

Mr. Ritchey graduated from Franklin & Marshall College in 1982.

Norman J. Boersma is the chief investment officer of Templeton Global Equity Group (TGEG) and president of Templeton Global Advisors. He is also lead portfolio manager for Templeton Growth Fund and Templeton Growth (Euro) Fund and related strategies, as well as co-portfolio manager for Templeton World Fund.

Previously, he served as TGEG's director of research, director of portfolio management, and again, as director of research. After working in the Toronto office for much of his career, Mr. Boersma transitioned to Nassau, Bahamas, in 2011 to take on the role of lead portfolio manager on the group's flagship fund, Templeton Growth Fund. He entered the financial services industry in 1986.

Prior to joining Franklin Templeton in 1991, Mr. Boersma was an investment officer with the Ontario Hydro Pension Fund.

Mr. Boersma holds a BA in economics and political science from York University and an MBA from the University of Toronto. He is a Chartered Financial Analyst (CFA) Charterholder and a past treasurer and director of the Toronto Society of Financial Analysts.

Roger Bayston is a senior vice president for the Franklin Templeton Fixed Income Group. He is also a senior portfolio manager for several fixed income products and private accounts for Franklin Templeton Investments. Mr. Bayston directs a staff performing research and trading responsibilities for government-, mortgage- and asset-backed securities. He sits on the Fixed Income Policy Committee and helps set portfolio strategy for multi-sector fixed income portfolios. In addition, he leads the team responsible for developing and implementing quantitative-based fixed income strategies of Franklin's bond portfolios and fixed income products.

Before joining Franklin Templeton Investments in 1991, Mr. Bayston managed portfolios of fixed income securities for Bankers Trust Company's Investment Management Group.

Mr. Bayston holds a B.S. from the University of Virginia and an M.B.A. from the University of California at Los Angeles. He is a member of the Security Analysts of San Francisco and CFA Institute. He is also a Chartered Financial Analyst (CFA) charterholder.

IV.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by deleting in its entirety the information regarding Eric Takaha and adding the following information with respect to the Portfolio:
Subadvisers	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
K2/D&S Management Co. L.L.C.; Franklin Advisers, Inc.; Templeton Global Advisers Limited*	Roger Bayston	17/$25,791.3MM	6/$4,741.0MM	1/$2,035.6MM	None

*Information above is as of December 31, 2015.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSUP12